EXHIBIT 99
----------

[GOLDMAN SACHS LOGO]                HOUSEHOLD FIRST LIENS as of 9/30/02                          12:38 Friday, November 1, 2002   1
                                         Portfolio Summary Report
                                     Prepared by Goldman, Sachs & Co.
___________________________________________________________________________________________________________________________________
Pg   Pool Classification                        Loans  Principal Balance  Curr WAC  Orig WAM   Am WAM   St WAM   St Age
___________________________________________________________________________________________________________________________________
0001 ARMS                                      18,607  $2,390,415,479.65     9.405    359.64   347.38   347.51    12.13
0002 FIXED                                      9,178    $852,534,741.25     9.869    299.96   320.35   281.24    18.72
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                 27,785  $3,242,950,220.90
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:38  PAGE 0001
                         All               ARMS

 _________________________________________________________________________________________________________________________________
|      |                 |  Curr|  Orig|      |      |      |      |   1st|  Per|  Life|     |      |   SUB|   SUB|       |       |
| Loans|Principal Balance|   WAC|   WAM|Am WAM|St WAM|PP WAM|St Age|   Cap|  Cap|    Ca|  MTR|Margin|  OLTV|  CLTV|  OFICO|   FICO|
|______|_________________|______|______|______|______|______|______|______|_____|______|_____|______|______|______|_______|_______|
|18,607|$2,390,415,479.65| 9.405|359.64|347.38|347.51| 16.67| 12.13| 2.580|1.130|15.716|16.11| 7.064| 86.69| 86.10|623.243|616.461|
|______|_________________|______|______|______|______|______|______|______|_____|______|_____|______|______|______|_______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate           |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|_______________________|_________________________|____________________|____________________|____________________|________________|
| 6.00- 6.49%       0.11| $0 - $25,000        0.06|109 - 120 Mth   0.01|97 - 108 Mths   0.01|Missing         0.02|  0         0.00|
| 6.50- 6.99%       0.94| $25,000 - $50,000   2.64|121 - 180 Mth   0.14|121 - 180 Mth   0.14|25 - 36 Mths    0.00|  1- 6     34.60|
| 7.00- 7.49%       2.53| $50,000 - $100,00  20.63|181 - 240 Mth   0.08|181 - 240 Mth   0.08|61 - 72 Mths    0.00|  7-12     31.08|
| 7.50- 7.99%      10.06| $100,000 - $150,0  25.72|301 - 360 Mth  99.75|241 - 300 Mth   0.01|73 - 84 Mths    0.00| 13-24     22.60|
| 8.00- 8.49%       8.05| $150,000 - $200,0  18.83|361 - 420 Mth   0.03|301 - 360 Mth  99.76|97 - 108 Mths   0.01| 25-36      8.42|
| 8.50- 8.99%      20.85| $200,000 - $250,0  12.80|                    |361 - 420 Mth   0.01|109 - 120 Mth   0.01| 37-48      2.95|
| 9.00- 9.49%      11.21| $250,001 - $275,0   4.59|                    |                    |121 - 180 Mth   0.13| 49-60      0.33|
| 9.50- 9.99%      18.98| $275,001 - $350,0  10.54|                    |                    |181 - 240 Mth   0.16| 61-72      0.00|
|10.00-10.49%       7.85| $350,001 - $450,0   4.13|                    |                    |241 - 300 Mth   0.33| 73-84      0.00|
|10.50-10.99%      10.39| $450,001 - $550,0   0.06|                    |                    |301 - 360 Mth  99.17|                |
|11.00-11.49%       3.79|                         |                    |                    |361 - 420 Mth   0.14|                |
|11.50-11.99%       3.40|                         |                    |                    |421 - 480 Mth   0.01|                |
|12.00-12.49%       0.92|                         |                    |                    |480+ Mths       0.03|                |
|*More*             0.90|                         |                    |                    |                    |                |
|_______________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    26.12|CHICAGO    2.00|94509   0.23|SFR           87.69|PURCHASE          50.06| 0.01-50.00   0.54| 0.01-50.00   0.56|
|TX     7.64|HOUSTON    1.52|92069   0.18|CONDO          6.52|REFINANCE CASH O  33.02| 50.01-60.0   0.88| 50.01-60.0   0.95|
|IL     5.99|SAN DIEG   1.22|91709   0.18|2 to 4 FAMIL   3.17|DEBT CONSOLIDATI   9.71| 60.01-70.0   2.82| 60.01-70.0   2.91|
|FL     5.56|SAN JOSE   1.10|92630   0.17|TOWNHOUSE      1.94|REFINANCE RATE/T   6.57| 70.01-75.0   3.95| 70.01-75.0   4.07|
|MI     4.52|LOS ANGE   1.09|92691   0.16|MULTI-FAMILY   0.68|OTHER              0.64| 75.01-80.0  27.12| 75.01-80.0  27.21|
|GA     4.44|DETROIT    0.90|92126   0.16|                   |                       | 80.01-85.0  14.06| 80.01-85.0  13.92|
|OH     3.80|LAS VEGA   0.71|95376   0.16|                   |                       | 85.01-90.0  23.93| 85.01-90.0  23.87|
|NC     3.27|MIAMI      0.68|92336   0.16|                   |                       | 90.01-95.0   9.54| 90.01-95.0   9.52|
|CO     3.16|AURORA     0.65|92592   0.15|                   |                       | 95.01-97.0   0.41| 95.01-97.0   0.47|
|WA     2.52|PHOENIX    0.63|30058   0.15|                   |                       | 97.01-100.  16.44| 97.01-100.  16.28|
|VA     2.51|DENVER     0.53|92563   0.15|                   |                       |100.01-103.   0.23|100.01-103.   0.23|
|AZ     2.19|CHARLOTT   0.52|92688   0.14|                   |                       |103.01-105.   0.05|103.01-105.   0.00|
|IN     2.12|ATLANTA    0.46|94015   0.14|                   |                       |105.01-110.   0.02|105.01-110.   0.01|
|MD     2.01|CORONA     0.46|95123   0.14|                   |                       |110.01-115.   0.00|                  |
|*More 24.14|*More*    87.54|*More* 97.74|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    26.12|Missing   0.01|Missing   3.85|
|TX     7.64|300-399   0.01|400-499   1.76|
|IL     5.99|400-499   0.05|500-539   7.67|
|FL     5.56|500-539   6.17|540-559   7.01|
|MI     4.52|540-559   5.66|560-579   9.02|
|GA     4.44|560-579   6.89|580-599  10.89|
|OH     3.80|580-599  14.39|600-619  13.25|
|NC     3.27|600-619  15.60|620-639  13.50|
|CO     3.16|620-639  14.58|640-659  12.16|
|WA     2.52|640-659  13.26|660-679   8.67|
|VA     2.51|660-679   9.31|680-699   4.91|
|AZ     2.19|680-699   6.16|700-719   3.11|
|IN     2.12|700-719   3.43|720-739   1.90|
|MD     2.01|720-739   1.99|740-759   1.28|
|*More 24.14|*More*    2.49|*More*    1.02|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy       |Doc           |Next Rate Adj Dt|Amort               |Balloon   |Grade     |Rem Prepay Mo|Prepay Pen             |
|________________|______________|________________|____________________|__________|__________|_____________|_______________________|
|OWNER PRI  98.70|FULL     74.98|      .     0.01|1 YEAR CMT      0.04|    100.00|A    62.77|  0     21.90|1% PEN ON 100% O   0.07|
|NON-OWNOC   1.18|NIQ      15.59|SEP2002     0.15|2YR/1 YEAR      0.05|          |A-   19.68|  1- 1  28.73|1% PEN ON 100% P   2.33|
|OWNER 2ND   0.12|NIV       8.12|OCT2002     1.94|2YR/2 YEAR      0.00|          |B    10.82| 19-22  14.04|1% PEN ON 80% OB   0.11|
|                |ALT       0.90|NOV2002     2.70|2YR/6 MONTH    73.12|          |B-    4.99| 23-26  10.66|12 MO INT PEN ON   0.38|
|                |24 BANK   0.34|DEC2002     2.22|3YR/6 MONTH    26.44|          |C     0.82| 27-30   8.59|2 MO INT PEN ON    0.01|
|                |OTHER     0.07|JAN2003     3.01|6MO/6 MONTH     0.18|          |C-    0.70| 31-35  13.09|2 MO INT PEN ON    0.01|
|                |              |FEB2003     2.76|MISC ADJUSTME   0.17|          |NG    0.22| 36-40   0.52|2% PEN ON 100% O   0.01|
|                |              |*More*     87.21|                    |          |          |*More*   2.46|*More*            97.07|
|________________|______________|________________|____________________|__________|__________|_____________|_______________________|

 __________________________________________________________________________________________________________________________________
|Index                     |MTR 10/02   |Margins         |1st Rate Cap|Per Rate Cap|Life Floor        |Life Adj Cap      |Look Back|
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|
|1 YEAR CONSTANT MATU  0.07|  0     2.10| Missing    0.05|  .     6.38|  .     3.58| Missing      0.27| N/A          5.03| .  82.74|
|6 MONTH LIBOR FMNA    2.89|  1- 6 15.17| 0.01-3.00  0.12| 1.00   2.21| 1.00  73.72| 0.01-6.00%   0.16|11.00-11.99%  0.00| 9   0.06|
|6 MONTH LIBOR FNMA    2.70|  7-12 13.87| 3.01-5.00  6.99| 1.50  13.38| 1.25   0.01| 6.01-6.50%   0.17|12.00-12.99%  0.57|10   0.76|
|6 MONTH LIBOR WSJ    94.32| 13-24 52.65| 5.01-6.00 20.92| 2.00  14.86| 1.50  20.87| 6.51-7.00%   1.03|13.00-13.99%  7.87|15   0.12|
|PROVIDENT W/ROLLBACK  0.02| 25-36 16.17| 6.01-6.50 12.69| 3.00  63.17| 1.58   0.00| 7.01-7.50%   3.75|14.00-14.99% 23.63|30   0.68|
|                          | 37-48  0.02| 6.51-7.00 16.95|            | 2.00   1.57| 7.51-8.00%   9.38|15.00-15.99% 27.86|32   0.09|
|                          | 49-60  0.01| 7.01-7.50  8.74|            | 3.00   0.24| 8.01-8.50%  11.25|16.00-16.99% 21.09|45  15.55|
|                          |240+    0.00| 7.51-8.00  8.53|            |            | 8.51-9.00%  17.86|17.00-17.99% 10.46|         |
|                          |            | 8.01-8.50  6.78|            |            | 9.01-9.50%  13.19|18.00-18.99%  3.04|         |
|                          |            | 8.51-9.00  6.55|            |            | 9.51-10.00% 16.45|19.00-19.99%  0.40|         |
|                          |            | 9.01-9.50  4.77|            |            |10.01-10.50%  9.06|20.00+        0.05|         |
|                          |            | 9.51-10.0  3.32|            |            |10.51-11.00%  8.81|                  |         |
|                          |            |10.01-10.5  1.91|            |            |11.01+        8.61|                  |         |
|                          |            |10.51-11.0  0.93|            |            |                  |                  |         |
|                          |            |*More*      0.74|            |            |                  |                  |         |
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:38  PAGE 0002
                         All               FIXED

 ________________________________________________________________________________________________________________________________
|     |                 | Curr|  Orig|      |      |   PP|   St|  1st|  Per|       |    |      |        |        |       |       |
|Loans|Principal Balance|  WAC|   WAM|Am WAM|St WAM|  WAM|  Age|  Cap|  Cap|Life Ca| MTR|Margin|SUB OLTV|SUB CLTV|  OFICO|   FICO|
|_____|_________________|_____|______|______|______|_____|_____|_____|_____|_______|____|______|________|________|_______|_______|
|9,178|  $852,534,741.25|9.869|299.96|320.35|281.24|17.05|18.72|3.000|1.148| 14.681|0.07| 6.753|   86.05|   84.76|637.394|625.717|
|_____|_________________|_____|______|______|______|_____|_____|_____|_____|_______|____|______|________|________|_______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate           |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|_______________________|_________________________|____________________|____________________|____________________|________________|
| 6.00- 6.49%       0.05| $0 - $25,000        0.54|49 - 60 Mths    0.03|7 - 12 Mths     0.00|Missing         0.02|  1- 6     16.65|
| 6.50- 6.99%       0.81| $25,000 - $50,000   9.29|61 - 72 Mths    0.00|13 - 24 Mths    0.00|7 - 12 Mths     0.00|  7-12     30.54|
| 7.00- 7.49%       1.83| $50,000 - $100,00  33.73|73 - 84 Mths    0.01|25 - 36 Mths    0.00|13 - 24 Mths    0.00| 13-24     24.73|
| 7.50- 7.99%       7.98| $100,000 - $150,0  25.69|85 - 96 Mths    0.02|37 - 48 Mths    0.02|25 - 36 Mths    0.01| 25-36     12.05|
| 8.00- 8.49%       5.59| $150,000 - $200,0  13.63|97 - 108 Mths   0.00|49 - 60 Mths    0.02|37 - 48 Mths    0.02| 37-48     12.18|
| 8.50- 8.99%      15.25| $200,000 - $250,0   7.69|109 - 120 Mth   0.78|61 - 72 Mths    0.04|49 - 60 Mths    0.02| 49-60      3.76|
| 9.00- 9.49%       7.65| $250,001 - $275,0   1.84|121 - 180 Mth  28.71|73 - 84 Mths    0.11|61 - 72 Mths    0.05| 61-72      0.07|
| 9.50- 9.99%      19.06| $275,001 - $350,0   5.20|181 - 240 Mth   4.90|85 - 96 Mths    0.09|73 - 84 Mths    0.12|181-240     0.01|
|10.00-10.49%       8.04| $350,001 - $450,0   2.28|241 - 300 Mth   0.59|97 - 108 Mths   0.27|85 - 96 Mths    0.10|                |
|10.50-10.99%      14.15| $450,001 - $550,0   0.12|301 - 360 Mth  64.82|109 - 120 Mth   0.39|97 - 108 Mths   0.25|                |
|11.00-11.49%       6.13|                         |361 - 420 Mth   0.14|121 - 180 Mth  28.70|109 - 120 Mth   0.41|                |
|11.50-11.99%       7.42|                         |                    |181 - 240 Mth   4.84|121 - 180 Mth   5.89|                |
|12.00-12.49%       2.71|                         |                    |241 - 300 Mth   0.65|181 - 240 Mth   5.04|                |
|*More*             3.33|                         |                    |*More*         64.87|*More*         88.06|                |
|_______________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    10.30|HOUSTON    1.33|30349   0.17|SFR           90.55|REFINANCE CASH O  48.93| 0.01-50.00   1.78| 0.01-50.00   2.06|
|FL     8.31|MIAMI      1.29|28025   0.15|2 to 4 FAMIL   3.88|PURCHASE          28.62| 50.01-60.0   1.88| 50.01-60.0   2.20|
|TX     6.47|MEMPHIS    0.79|60628   0.13|CONDO          3.31|DEBT CONSOLIDATI  10.91| 60.01-70.0   5.36| 60.01-70.0   5.86|
|NC     6.36|CHICAGO    0.78|95121   0.12|TOWNHOUSE      1.24|REFINANCE RATE/T  10.31| 70.01-75.0   5.65| 70.01-75.0   6.17|
|NY     6.08|CLEVELAN   0.72|44120   0.11|MULTI-FAMILY   1.02|OTHER              1.22| 75.01-80.0  21.23| 75.01-80.0  20.77|
|GA     5.67|LOS ANGE   0.72|10469   0.11|                   |                       | 80.01-85.0  12.24| 80.01-85.0  12.56|
|OH     5.56|DETROIT    0.71|30135   0.11|                   |                       | 85.01-90.0  18.80| 85.01-90.0  17.97|
|TN     3.76|CHARLOTT   0.70|94513   0.10|                   |                       | 90.01-95.0  10.06| 90.01-95.0  10.40|
|PA     3.64|INDIANAP   0.69|27406   0.10|                   |                       | 95.01-97.0   0.63| 95.01-97.0   1.41|
|MI     3.53|BROOKLYN   0.64|90808   0.10|                   |                       | 97.01-100.  22.27| 97.01-100.  20.52|
|SC     3.17|ATLANTA    0.62|46222   0.10|                   |                       |100.01-103.   0.08|100.01-103.   0.06|
|IN     3.01|SAN JOSE   0.61|95148   0.10|                   |                       |103.01-105.   0.02|103.01-105.   0.02|
|IL     2.93|LAS VEGA   0.47|29223   0.10|                   |                       |                  |                  |
|VA     2.62|COLUMBIA   0.43|33177   0.10|                   |                       |                  |                  |
|*More 28.59|*More*    89.49|*More* 98.42|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    10.30|300-399   0.04|Missing   1.70|
|FL     8.31|400-499   0.06|400-499   1.80|
|TX     6.47|500-539   4.12|500-539   6.67|
|NC     6.36|540-559   4.40|540-559   6.51|
|NY     6.08|560-579   5.39|560-579   7.62|
|GA     5.67|580-599  10.62|580-599   9.95|
|OH     5.56|600-619  13.27|600-619  12.47|
|TN     3.76|620-639  13.89|620-639  12.74|
|PA     3.64|640-659  14.80|640-659  12.67|
|MI     3.53|660-679  11.98|660-679  10.23|
|SC     3.17|680-699   8.18|680-699   5.70|
|IN     3.01|700-719   5.16|700-719   4.82|
|IL     2.93|720-739   3.35|720-739   2.98|
|VA     2.62|740-759   2.57|740-759   2.13|
|*More 28.59|*More*    2.17|*More*    2.02|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy       |Doc          |Next Rate Adj Dt|Amort               |Balloon      |Grade    |Rem Prepay Mo|Prepay Pen            |
|________________|_____________|________________|____________________|_____________|_________|_____________|______________________|
|OWNER PRI  96.24|FULL    79.98|      .    99.41|FIX 15 YR TER   9.33|        77.49|A   65.85|  0     41.10|1% PEN ON 100% O  0.55|
|NON-OWNOC   3.23|NIQ     13.27|AUG2003     0.14|FIX 20 YR TER   4.84|BALLOON 22.51|A-  18.79|  1- 1  13.49|1% PEN ON 100% P  2.73|
|OWNER 2ND   0.53|NIV      5.61|SEP2003     0.40|FIX 25 YR TER   0.50|             |B    8.73| 19-22   4.51|1% PEN ON 80% OB  0.00|
|                |ALT      0.79|JUL2004     0.03|FIX 30 YR TER  84.46|             |B-   4.34| 23-26  10.85|12 MO INT PEN ON  0.22|
|                |OTHER    0.23|MAR2005     0.02|FIX LE 10 YR    0.87|             |C    1.26| 27-30   5.00|2 MO INT PEN ON   0.12|
|                |24 BANK  0.12|                |                    |             |C-   0.80| 31-35   7.35|2% PEN ON 100% O  0.05|
|                |             |                |                    |             |NG   0.24| 36-40   1.31|2% PEN ON 100% P  1.58|
|                |             |                |                    |             |         |*More*  16.38|*More*           94.74|
|________________|_____________|________________|____________________|_____________|_________|_____________|______________________|

 __________________________________________________________________________________________________________________________________
|Index        |MTR 10/02      |Margins          |1st Rate Cap |Per Rate Cap |Life Floor        |Life Adj Cap       |Look Back      |
|_____________|_______________|_________________|_____________|_____________|__________________|___________________|_______________|
|       100.00|  0       99.41| Missing    99.95|   .    99.99|   .    99.94| Missing     99.94| N/A          99.94|  .      100.00|
|             |  7-12     0.54| 6.01-6.50   0.03|  3.00   0.01|  1.00   0.04| 7.51-8.00%   0.03|13.00-13.99%   0.03|               |
|             | 13-24     0.03| 7.51-8.00   0.02|             |  1.50   0.02| 8.51-9.00%   0.02|15.00-15.99%   0.03|               |
|             | 25-36     0.02|                 |             |             | 9.01-9.50%   0.01|                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|             |               |                 |             |             |                  |                   |               |
|_____________|_______________|_________________|_____________|_____________|__________________|___________________|_______________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]                   HOUSEHOLD FIRST LIENS as of 9/30/02                       12:52 Friday, November 1, 2002   1
                                            Portfolio Summary Report
                                        Prepared by Goldman, Sachs & Co.

___________________________________________________________________________________________________________________________________
Pg   Pool Classification                           Loans  Principal Balance  Curr WAC  Orig WAM   Am WAM   St WAM   St Age
___________________________________________________________________________________________________________________________________
0001 CONFORMING          , ARMS                   17,896  $2,145,962,816.69     9.475    359.60   347.19   347.28    12.33
0002 CONFORMING          , FIXED                   9,041    $805,324,749.03     9.927    298.18   319.21   279.18    19.01
0003 NON CONFORMING      , ARMS                      711    $244,452,662.96     8.791    360.00   349.01   349.59    10.41
0004 NON CONFORMING      , FIXED                     137     $47,209,992.22     8.876    330.27   339.89   316.40    13.88
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                    27,785  $3,242,950,220.90
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet

Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:52  PAGE 0001
                         All               CONFORMING
                           All               ARMS

 _________________________________________________________________________________________________________________________________
|      |                 | Curr|  Orig|    Am|      |      |      |  1st|  Per|  Life|     |      |    SUB|    SUB|       |       |
| Loans|Principal Balance|  WAC|   WAM|   WAM|St WAM|PP WAM|St Age|  Cap|  Cap|    Ca|  MTR|Margin|   OLTV|   CLTV|  OFICO|   FICO|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|
|17,896|$2,145,962,816.69|9.475|359.60|347.19|347.28| 16.74| 12.33|2.574|1.129|15.783|15.97| 7.129|  86.76|  86.17|621.572|614.877|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate           |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|_______________________|_________________________|____________________|____________________|____________________|________________|
| 6.00- 6.49%       0.13| $0 - $25,000        0.07|109 - 120 Mth   0.01|97 - 108 Mths   0.01|Missing         0.02|  0         0.00|
| 6.50- 6.99%       0.86| $25,000 - $50,000   2.94|121 - 180 Mth   0.15|121 - 180 Mth   0.15|25 - 36 Mths    0.00|  1- 6     34.56|
| 7.00- 7.49%       2.17| $50,000 - $100,00  22.98|181 - 240 Mth   0.09|181 - 240 Mth   0.09|61 - 72 Mths    0.00|  7-12     30.19|
| 7.50- 7.99%       8.88| $100,000 - $150,0  28.65|301 - 360 Mth  99.73|241 - 300 Mth   0.01|73 - 84 Mths    0.00| 13-24     22.84|
| 8.00- 8.49%       7.51| $150,000 - $200,0  20.98|361 - 420 Mth   0.03|301 - 360 Mth  99.73|97 - 108 Mths   0.01| 25-36      8.85|
| 8.50- 8.99%      20.43| $200,000 - $250,0  14.25|                    |361 - 420 Mth   0.01|121 - 180 Mth   0.14| 37-48      3.17|
| 9.00- 9.49%      11.20| $250,001 - $275,0   5.11|                    |                    |181 - 240 Mth   0.14| 49-60      0.37|
| 9.50- 9.99%      19.66| $275,001 - $350,0   4.91|                    |                    |241 - 300 Mth   0.34| 61-72      0.01|
|10.00-10.49%       8.46| $350,001 - $450,0   0.12|                    |                    |301 - 360 Mth  99.15| 73-84      0.00|
|10.50-10.99%      10.93|                         |                    |                    |361 - 420 Mth   0.15|                |
|11.00-11.49%       4.13|                         |                    |                    |421 - 480 Mth   0.01|                |
|11.50-11.99%       3.66|                         |                    |                    |480+ Mths       0.03|                |
|12.00-12.49%       1.01|                         |                    |                    |                    |                |
|*More*             0.97|                         |                    |                    |                    |                |
|_______________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    22.93|CHICAGO    2.16|94509   0.18|SFR           87.17|PURCHASE          49.50| 0.01-50.00   0.59| 0.01-50.00   0.61|
|TX     8.11|HOUSTON    1.63|92336   0.17|CONDO          6.72|REFINANCE CASH O  33.25| 50.01-60.0   0.92| 50.01-60.0   0.96|
|IL     6.29|SAN DIEG   1.19|92592   0.17|2 to 4 FAMIL   3.47|DEBT CONSOLIDATI   9.81| 60.01-70.0   2.81| 60.01-70.0   2.92|
|FL     5.88|DETROIT    0.99|92126   0.17|TOWNHOUSE      2.00|REFINANCE RATE/T   6.77| 70.01-75.0   4.06| 70.01-75.0   4.19|
|MI     4.80|LOS ANGE   0.97|30058   0.17|MULTI-FAMILY   0.64|OTHER              0.68| 75.01-80.0  26.97| 75.01-80.0  27.00|
|GA     4.59|MIAMI      0.72|91709   0.16|                   |                       | 80.01-85.0  13.64| 80.01-85.0  13.57|
|OH     4.06|LAS VEGA   0.71|92563   0.16|                   |                       | 85.01-90.0  23.53| 85.01-90.0  23.44|
|NC     3.40|AURORA     0.70|91342   0.15|                   |                       | 90.01-95.0   9.73| 90.01-95.0   9.70|
|CO     3.11|PHOENIX    0.67|95376   0.14|                   |                       | 95.01-97.0   0.43| 95.01-97.0   0.50|
|WA     2.53|DENVER     0.57|92069   0.14|                   |                       | 97.01-100.  17.01| 97.01-100.  16.86|
|AZ     2.35|SAN JOSE   0.54|92688   0.14|                   |                       |100.01-103.   0.24|100.01-103.   0.24|
|VA     2.30|CHARLOTT   0.53|90250   0.14|                   |                       |103.01-105.   0.05|103.01-105.   0.00|
|IN     2.25|SACRAMEN   0.48|92114   0.14|                   |                       |105.01-110.   0.02|105.01-110.   0.02|
|TN     2.12|CORONA     0.45|94544   0.13|                   |                       |110.01-115.   0.00|                  |
|*More 25.29|*More*    87.68|*More* 97.84|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    22.93|Missing   0.01|Missing   3.80|
|TX     8.11|300-399   0.01|400-499   1.85|
|IL     6.29|400-499   0.05|500-539   8.10|
|FL     5.88|500-539   6.59|540-559   7.25|
|MI     4.80|540-559   6.01|560-579   9.30|
|GA     4.59|560-579   7.17|580-599  10.97|
|OH     4.06|580-599  14.74|600-619  13.52|
|NC     3.40|600-619  15.57|620-639  13.23|
|CO     3.11|620-639  14.34|640-659  11.62|
|WA     2.53|640-659  12.93|660-679   8.43|
|AZ     2.35|660-679   9.02|680-699   4.91|
|VA     2.30|680-699   5.90|700-719   2.95|
|IN     2.25|700-719   3.31|720-739   1.86|
|TN     2.12|720-739   2.03|740-759   1.18|
|*More 25.29|*More*    2.32|*More*    1.01|
|___________|______________|______________|

 __________________________________________________________________________________________________________________________________
|Occupancy       |Doc          |Next Rate Adj Dt|Amort              |Balloon      |Grade     |Rem Prepay Mo|Prepay Pen             |
|________________|_____________|________________|___________________|_____________|__________|_____________|_______________________|
|OWNER PRI  98.65|FULL    76.78|      .     0.01|1 YEAR CMT     0.04|       100.00|A    61.55|  0     22.09|1% PEN ON 100% O   0.08|
|NON-OWNOC   1.23|NIQ     13.91|SEP2002     0.15|2YR/1 YEAR     0.06|             |A-   19.69|  1- 1  28.14|1% PEN ON 100% P   2.45|
|OWNER 2ND   0.12|NIV      8.05|OCT2002     2.00|2YR/2 YEAR     0.00|             |B    11.57| 19-22  13.74|1% PEN ON 80% OB   0.12|
|                |ALT      0.91|NOV2002     2.90|2YR/6 MONTH   73.24|             |B-    5.31| 23-26  10.61|12 MO INT PEN ON   0.41|
|                |24 BANK  0.28|DEC2002     2.31|3YR/6 MONTH   26.30|             |C     0.88| 27-30   8.71|2 MO INT PEN ON    0.01|
|                |OTHER    0.08|JAN2003     3.19|6MO/6 MONTH    0.18|             |C-    0.77| 31-35  13.76|2 MO INT PEN ON    0.01|
|                |             |FEB2003     2.94|MISC ADJUSTME  0.17|             |NG    0.23| 36-40   0.57|2% PEN ON 100% O   0.01|
|                |             |*More*     86.50|                   |             |          |*More*   2.38|*More*            96.90|
|________________|_____________|________________|___________________|_____________|__________|_____________|_______________________|

 __________________________________________________________________________________________________________________________________
|Index                     |MTR 10/02   |Margins         |1st Rate Cap|Per Rate Cap|Life Floor        |Life Adj Cap      |Look Back|
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|
|1 YEAR CONSTANT MATU  0.08|  0     2.16| Missing    0.06|  .     6.65|  .     3.74| Missing      0.29| N/A          5.20| .  82.41|
|6 MONTH LIBOR FMNA    3.00|  1- 6 15.81| 0.01-3.00  0.12| 1.00   2.20| 1.00  73.93| 0.01-6.00%   0.17|11.00-11.99%  0.01| 9   0.05|
|6 MONTH LIBOR FNMA    2.83|  7-12 14.14| 3.01-5.00  6.39| 1.50  13.06| 1.25   0.01| 6.01-6.50%   0.16|12.00-12.99%  0.53|10   0.83|
|6 MONTH LIBOR WSJ    94.08| 13-24 51.97| 5.01-6.00 19.76| 2.00  15.78| 1.50  20.39| 6.51-7.00%   0.98|13.00-13.99%  6.98|15   0.13|
|PROVIDENT W/ROLLBACK  0.02| 25-36 15.88| 6.01-6.50 12.75| 3.00  62.31| 1.58   0.01| 7.01-7.50%   3.16|14.00-14.99% 22.37|30   0.74|
|                          | 37-48  0.02| 6.51-7.00 16.79|            | 2.00   1.66| 7.51-8.00%   8.42|15.00-15.99% 28.03|32   0.10|
|                          | 49-60  0.01| 7.01-7.50  8.73|            | 3.00   0.26| 8.01-8.50%  10.43|16.00-16.99% 21.99|45  15.73|
|                          |240+    0.01| 7.51-8.00  8.92|            |            | 8.51-9.00%  17.79|17.00-17.99% 11.12|         |
|                          |            | 8.01-8.50  7.02|            |            | 9.01-9.50%  13.15|18.00-18.99%  3.29|         |
|                          |            | 8.51-9.00  6.98|            |            | 9.51-10.00% 17.12|19.00-19.99%  0.44|         |
|                          |            | 9.01-9.50  5.05|            |            |10.01-10.50%  9.69|20.00+        0.05|         |
|                          |            | 9.51-10.0  3.60|            |            |10.51-11.00%  9.32|                  |         |
|                          |            |10.01-10.5  2.04|            |            |11.01+        9.33|                  |         |
|                          |            |10.51-11.0  1.01|            |            |                  |                  |         |
|                          |            |*More*      0.78|            |            |                  |                  |         |
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet

Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:52  PAGE 0002
                         All               CONFORMING
                           All               FIXED

 _________________________________________________________________________________________________________________________________
|      |                 | Curr|  Orig|    Am|      |      |      |  1st|  Per|  Life|     |      |    SUB|    SUB|       |       |
| Loans|Principal Balance|  WAC|   WAM|   WAM|St WAM|PP WAM|St Age|  Cap|  Cap|    Ca|  MTR|Margin|   OLTV|   CLTV|  OFICO|   FICO|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|
| 9,041|  $805,324,749.03|9.927|298.18|319.21|279.18| 16.73| 19.01|3.000|1.148|14.681| 0.07| 6.753|  86.13|  84.81|636.256|624.377|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|

 __________________________________________________________________________________________________________________________________
|Current Rate            |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|________________________|_________________________|____________________|____________________|____________________|________________|
| 6.00- 6.49%        0.05| $0 - $25,000        0.57|49 - 60 Mths    0.03|7 - 12 Mths     0.00|Missing         0.03|  1- 6     16.63|
| 6.50- 6.99%        0.73| $25,000 - $50,000   9.83|61 - 72 Mths    0.00|13 - 24 Mths    0.00|7 - 12 Mths     0.00|  7-12     29.63|
| 7.00- 7.49%        1.68| $50,000 - $100,00  35.71|73 - 84 Mths    0.01|25 - 36 Mths    0.00|13 - 24 Mths    0.00| 13-24     24.66|
| 7.50- 7.99%        6.80| $100,000 - $150,0  27.19|85 - 96 Mths    0.03|37 - 48 Mths    0.02|25 - 36 Mths    0.01| 25-36     12.52|
| 8.00- 8.49%        5.27| $150,000 - $200,0  14.43|97 - 108 Mths   0.00|49 - 60 Mths    0.02|37 - 48 Mths    0.02| 37-48     12.66|
| 8.50- 8.99%       15.03| $200,000 - $250,0   8.14|109 - 120 Mth   0.82|61 - 72 Mths    0.04|49 - 60 Mths    0.03| 49-60      3.83|
| 9.00- 9.49%        7.80| $250,001 - $275,0   1.95|121 - 180 Mth  29.45|73 - 84 Mths    0.12|61 - 72 Mths    0.05| 61-72      0.07|
| 9.50- 9.99%       19.44| $275,001 - $350,0   2.04|181 - 240 Mth   5.14|85 - 96 Mths    0.09|73 - 84 Mths    0.13|181-240     0.01|
|10.00-10.49%        8.22| $350,001 - $450,0   0.14|241 - 300 Mth   0.62|97 - 108 Mths   0.28|85 - 96 Mths    0.11|                |
|10.50-10.99%       14.62|                         |301 - 360 Mth  63.78|109 - 120 Mth   0.41|97 - 108 Mths   0.26|                |
|11.00-11.49%        6.32|                         |361 - 420 Mth   0.11|121 - 180 Mth  29.44|109 - 120 Mth   0.43|                |
|11.50-11.99%        7.78|                         |                    |181 - 240 Mth   5.08|121 - 180 Mth   6.08|                |
|12.00-12.49%        2.78|                         |                    |241 - 300 Mth   0.65|181 - 240 Mth   5.30|                |
|*More*              3.49|                         |                    |*More*         63.84|*More*         87.57|                |
|________________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA     9.21|HOUSTON    1.37|30349   0.18|SFR           90.30|REFINANCE CASH O  49.13| 0.01-50.00   1.89| 0.01-50.00   2.19|
|FL     8.33|MIAMI      1.32|28025   0.15|2 to 4 FAMIL   4.06|PURCHASE          28.72| 50.01-60.0   1.86| 50.01-60.0   2.16|
|TX     6.69|MEMPHIS    0.79|60628   0.14|CONDO          3.42|DEBT CONSOLIDATI  10.68| 60.01-70.0   5.21| 60.01-70.0   5.78|
|NC     6.61|CHICAGO    0.78|44120   0.12|TOWNHOUSE      1.23|REFINANCE RATE/T  10.17| 70.01-75.0   5.69| 70.01-75.0   6.25|
|NY     5.91|CLEVELAN   0.77|10469   0.12|MULTI-FAMILY   0.99|OTHER              1.30| 75.01-80.0  20.96| 75.01-80.0  20.40|
|GA     5.63|DETROIT    0.76|30135   0.11|                   |                       | 80.01-85.0  11.87| 80.01-85.0  12.29|
|OH     5.59|CHARLOTT   0.74|27406   0.11|                   |                       | 85.01-90.0  18.97| 85.01-90.0  18.05|
|TN     3.89|INDIANAP   0.73|90808   0.11|                   |                       | 90.01-95.0  10.22| 90.01-95.0  10.62|
|MI     3.70|LOS ANGE   0.64|46222   0.10|                   |                       | 95.01-97.0   0.62| 95.01-97.0   1.41|
|PA     3.68|ATLANTA    0.62|29223   0.10|                   |                       | 97.01-100.  22.60| 97.01-100.  20.78|
|SC     3.36|BROOKLYN   0.59|33177   0.10|                   |                       |100.01-103.   0.09|100.01-103.   0.06|
|IN     3.18|COLUMBIA   0.46|94565   0.10|                   |                       |103.01-105.   0.02|103.01-105.   0.02|
|IL     3.01|KANSAS C   0.43|95116   0.10|                   |                       |                  |                  |
|VA     2.65|JACKSONV   0.43|95206   0.10|                   |                       |                  |                  |
|*More 28.56|*More*    89.59|*More* 98.36|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA     9.21|300-399   0.04|Missing   1.75|
|FL     8.33|400-499   0.06|400-499   1.86|
|TX     6.69|500-539   4.24|500-539   6.94|
|NC     6.61|540-559   4.62|540-559   6.69|
|NY     5.91|560-579   5.58|560-579   7.85|
|GA     5.63|580-599  10.98|580-599  10.07|
|OH     5.59|600-619  13.15|600-619  12.58|
|TN     3.89|620-639  14.14|620-639  12.72|
|MI     3.70|640-659  14.74|640-659  12.35|
|PA     3.68|660-679  11.62|660-679   9.97|
|SC     3.36|680-699   7.75|680-699   5.82|
|IN     3.18|700-719   5.09|700-719   4.46|
|IL     3.01|720-739   3.38|720-739   2.95|
|VA     2.65|740-759   2.46|740-759   1.99|
|*More 28.56|*More*    2.17|*More*    2.01|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy      |Doc          |Next Rate Adj Dt|Amort              |Balloon       |Grade     |Rem Prepay Mo|Prepay Pen            |
|_______________|_____________|________________|___________________|______________|__________|_____________|______________________|
|OWNER PRI 96.14|FULL    80.79|      .    99.42|FIX 15 YR TER  9.67|         76.95|A    65.56|  0     42.09|1% PEN ON 100% O  0.54|
|NON-OWNOC  3.38|NIQ     12.47|AUG2003     0.15|FIX 20 YR TER  5.08|BALLOON  23.05|A-   18.58|  1- 1  13.36|1% PEN ON 100% P  2.76|
|OWNER 2ND  0.48|NIV      5.65|SEP2003     0.38|FIX 25 YR TER  0.53|              |B     9.05| 19-22   4.44|1% PEN ON 80% OB  0.00|
|               |ALT      0.72|JUL2004     0.03|FIX 30 YR TER 83.80|              |B-    4.46| 23-26  10.62|12 MO INT PEN ON  0.23|
|               |OTHER    0.25|MAR2005     0.02|FIX LE 10 YR   0.92|              |C     1.26| 27-30   4.81|2 MO INT PEN ON   0.13|
|               |24 BANK  0.13|                |                   |              |C-    0.85| 31-35   7.47|2% PEN ON 100% O  0.05|
|               |             |                |                   |              |NG    0.25| 36-40   1.26|2% PEN ON 100% P  1.67|
|               |             |                |                   |              |          |*More*  15.94|*More*           94.60|
|_______________|_____________|________________|___________________|______________|__________|_____________|______________________|

 _________________________________________________________________________________________________________________________________
|Index        |MTR 10/02     |Margins          |1st Rate Cap |Per Rate Cap |Life Floor        |Life Adj Cap       |Look Back      |
|_____________|______________|_________________|_____________|_____________|__________________|___________________|_______________|
|       100.00|  0      99.42| Missing    99.95|   .    99.99|   .    99.94| Missing     99.94| N/A          99.94|  .      100.00|
|             |  7-12    0.53| 6.01-6.50   0.03|  3.00   0.01|  1.00   0.04| 7.51-8.00%   0.03|13.00-13.99%   0.03|               |
|             | 13-24    0.03| 7.51-8.00   0.02|             |  1.50   0.02| 8.51-9.00%   0.02|15.00-15.99%   0.03|               |
|             | 25-36    0.02|                 |             |             | 9.01-9.50%   0.01|                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|             |              |                 |             |             |                  |                   |               |
|_____________|______________|_________________|_____________|_____________|__________________|___________________|_______________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet

Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:52  PAGE 0003
                         All               NON CONFORMING
                           All               ARMS

 _________________________________________________________________________________________________________________________________
|      |                 | Curr|  Orig|    Am|      |      |      |  1st|  Per|  Life|     |      |    SUB|    SUB|       |       |
| Loans|Principal Balance|  WAC|   WAM|   WAM|St WAM|PP WAM|St Age|  Cap|  Cap|    Ca|  MTR|Margin|   OLTV|   CLTV|  OFICO|   FICO|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|
|   711|  $244,452,662.96|8.791|360.00|349.01|349.59| 16.08| 10.41|2.629|1.138|15.141|17.30| 6.492|  86.06|  85.49|637.917|630.432|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate           |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|_______________________|_________________________|____________________|____________________|____________________|________________|
| 6.50- 6.99%       1.62| $200,000 - $250,0   0.10|301 - 360 Mth 100.00|301 - 360 Mth 100.00|109 - 120 Mth   0.10|  1- 6     34.98|
| 7.00- 7.49%       5.67| $275,001 - $350,0  59.97|                    |                    |181 - 240 Mth   0.27|  7-12     38.85|
| 7.50- 7.99%      20.43| $350,001 - $450,0  39.35|                    |                    |241 - 300 Mth   0.27| 13-24     20.49|
| 8.00- 8.49%      12.82| $450,001 - $550,0   0.59|                    |                    |301 - 360 Mth  99.36| 25-36      4.63|
| 8.50- 8.99%      24.60|                         |                    |                    |                    | 37-48      1.05|
| 9.00- 9.49%      11.27|                         |                    |                    |                    |                |
| 9.50- 9.99%      13.03|                         |                    |                    |                    |                |
|10.00-10.49%       2.48|                         |                    |                    |                    |                |
|10.50-10.99%       5.73|                         |                    |                    |                    |                |
|11.00-11.49%       0.84|                         |                    |                    |                    |                |
|11.50-11.99%       1.08|                         |                    |                    |                    |                |
|12.00-12.49%       0.12|                         |                    |                    |                    |                |
|12.50-12.99%       0.31|                         |                    |                    |                    |                |
|                       |                         |                    |                    |                    |                |
|_______________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    54.05|SAN JOSE   6.09|94015   1.06|SFR           92.23|PURCHASE          54.95| 0.01-50.00   0.14| 0.01-50.00   0.14|
|VA     4.41|LOS ANGE   2.09|95122   0.98|CONDO          4.82|REFINANCE CASH O  31.00| 50.01-60.0   0.59| 50.01-60.0   0.82|
|CO     3.65|DALY CIT   1.78|95127   0.97|TOWNHOUSE      1.40|DEBT CONSOLIDATI   8.89| 60.01-70.0   2.96| 60.01-70.0   2.83|
|TX     3.47|SAN DIEG   1.41|94503   0.83|MULTI-FAMILY   1.07|REFINANCE RATE/T   4.88| 70.01-75.0   2.93| 70.01-75.0   3.06|
|IL     3.43|TRACY      1.00|92691   0.76|2 to 4 FAMIL   0.48|OTHER              0.27| 75.01-80.0  28.43| 75.01-80.0  29.07|
|MD     3.15|SAN FRAN   1.00|94014   0.73|                   |                       | 80.01-85.0  17.73| 80.01-85.0  16.99|
|GA     3.12|LONG BEA   0.98|75034   0.72|                   |                       | 85.01-90.0  27.50| 85.01-90.0  27.64|
|FL     2.71|MISSION    0.89|95630   0.71|                   |                       | 90.01-95.0   7.87| 90.01-95.0   8.00|
|WA     2.52|ANAHEIM    0.86|92630   0.71|                   |                       | 95.01-97.0   0.27| 95.01-97.0   0.16|
|NC     2.10|EL CAJON   0.84|95111   0.71|                   |                       | 97.01-100.  11.44| 97.01-100.  11.16|
|MI     2.03|AMERICAN   0.83|94560   0.69|                   |                       |100.01-103.   0.13|100.01-103.   0.13|
|OH     1.52|ATLANTA    0.73|94509   0.69|                   |                       |                  |                  |
|MA     1.32|LAS VEGA   0.72|90505   0.59|                   |                       |                  |                  |
|NJ     1.26|FRISCO     0.72|92807   0.58|                   |                       |                  |                  |
|*More 11.25|*More*    80.06|*More* 89.28|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    54.05|500-539   2.42|Missing   4.25|
|VA     4.41|540-559   2.64|400-499   0.92|
|CO     3.65|560-579   4.47|500-539   3.96|
|TX     3.47|580-599  11.29|540-559   4.83|
|IL     3.43|600-619  15.92|560-579   6.54|
|MD     3.15|620-639  16.70|580-599  10.13|
|GA     3.12|640-659  16.16|600-619  10.84|
|FL     2.71|660-679  11.89|620-639  15.84|
|WA     2.52|680-699   8.44|640-659  16.93|
|NC     2.10|700-719   4.41|660-679  10.77|
|MI     2.03|720-739   1.67|680-699   4.92|
|OH     1.52|740-759   1.98|700-719   4.49|
|MA     1.32|760-779   1.44|720-739   2.29|
|NJ     1.26|780-849   0.55|740-759   2.17|
|*More 11.25|              |*More*    1.13|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy      |Doc          |Next Rate Adj Dt|Amort              |Balloon      |Grade     |Rem Prepay Mo|Prepay Pen             |
|_______________|_____________|________________|___________________|_____________|__________|_____________|_______________________|
|OWNER PRI 99.13|FULL    59.22|SEP2002     0.13|2YR/6 MONTH   72.04|       100.00|A    73.54|  0     20.24|1% PEN ON 100% P   1.30|
|NON-OWNOC  0.72|NIQ     30.31|OCT2002     1.42|3YR/6 MONTH   27.68|             |A-   19.54|  1- 1  33.95|12 MO INT PEN ON   0.13|
|OWNER 2ND  0.15|NIV      8.73|NOV2002     0.95|6MO/6 MONTH    0.16|             |B     4.23| 19-22  16.67|2% PEN ON 100% P   0.44|
|               |24 BANK  0.88|DEC2002     1.51|MISC ADJUSTME  0.13|             |B-    2.15| 23-26  11.09|3 MO INT PEN ON    0.16|
|               |ALT      0.85|JAN2003     1.47|                   |             |C     0.27| 27-30   7.53|3% PEN ON 100% P   0.31|
|               |             |FEB2003     1.16|                   |             |C-    0.13| 31-35   7.26|3% PEN ON 80% OB   0.12|
|               |             |MAR2003     2.63|                   |             |NG    0.15| 36-40   0.14|3/2/1 PEN ON 100   0.15|
|               |             |*More*     90.74|                   |             |          |*More*   3.12|*More*            97.39|
|_______________|_____________|________________|___________________|_____________|__________|_____________|_______________________|

 _________________________________________________________________________________________________________________________________
|Index                   |MTR 10/02   |Margins          |1st Rate Cap|Per Rate Cap|Life Floor        |Life Adj Cap      |Look Back|
|________________________|____________|_________________|____________|____________|__________________|__________________|_________|
|6 MONTH LIBOR FMNA  1.96| 0      1.55| 0.01-3.00   0.13|  .     3.97|  .     2.12| Missing      0.13| N/A          3.52| .  85.59|
|6 MONTH LIBOR FNMA  1.54| 1- 6   9.60| 3.01-5.00  12.22| 1.00   2.29| 1.00  71.96| 6.01-6.50%   0.26|12.00-12.99%  0.94| 9   0.13|
|6 MONTH LIBOR WSJ  96.50| 7-12  11.53| 5.01-6.00  31.08| 1.50  16.22| 1.50  25.06| 6.51-7.00%   1.49|13.00-13.99% 15.74|10   0.14|
|                        |13-24  58.61| 6.01-6.50  12.14| 2.00   6.72| 2.00   0.72| 7.01-7.50%   8.98|14.00-14.99% 34.74|30   0.13|
|                        |25-36  18.71| 6.51-7.00  18.36| 3.00  70.79| 3.00   0.13| 7.51-8.00%  17.86|15.00-15.99% 26.32|45  14.00|
|                        |            | 7.01-7.50   8.82|            |            | 8.01-8.50%  18.45|16.00-16.99% 13.20|         |
|                        |            | 7.51-8.00   5.13|            |            | 8.51-9.00%  18.43|17.00-17.99%  4.72|         |
|                        |            | 8.01-8.50   4.66|            |            | 9.01-9.50%  13.52|18.00-18.99%  0.82|         |
|                        |            | 8.51-9.00   2.76|            |            | 9.51-10.00% 10.59|                  |         |
|                        |            | 9.01-9.50   2.30|            |            |10.01-10.50%  3.61|                  |         |
|                        |            | 9.51-10.0   0.86|            |            |10.51-11.00%  4.34|                  |         |
|                        |            |10.01-10.5   0.81|            |            |11.01+        2.35|                  |         |
|                        |            |10.51-11.0   0.27|            |            |                  |                  |         |
|                        |            |11.01+       0.44|            |            |                  |                  |         |
|                        |            |                 |            |            |                  |                  |         |
|________________________|____________|_________________|____________|____________|__________________|__________________|_________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet

Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:52  PAGE 0004
                         All               NON CONFORMING
                           All               FIXED

 _________________________________________________________________________________________________________________________________
|      |                 | Curr|  Orig|    Am|      |      |      |  1st|  Per|  Life|     |      |    SUB|    SUB|       |       |
| Loans|Principal Balance|  WAC|   WAM|   WAM|St WAM|PP WAM|St Age|  Cap|  Cap|    Ca|  MTR|Margin|   OLTV|   CLTV|  OFICO|   FICO|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|
|   137|   $47,209,992.22|8.876|330.27|339.89|316.40| 22.59| 13.88| .   | .   |  .   | 0.07|  .   |  84.71|  83.94|656.811|648.351|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|

 __________________________________________________________________________________________________________________________________
|Current Rate            |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|________________________|_________________________|____________________|____________________|____________________|________________|
| 6.50- 6.99%        2.22| $275,001 - $350,0  59.12|121 - 180 Mth  16.07|121 - 180 Mth  16.07|121 - 180 Mth   2.71|  1- 6     16.88|
| 7.00- 7.49%        4.43| $350,001 - $450,0  38.79|181 - 240 Mth   0.74|181 - 240 Mth   0.74|181 - 240 Mth   0.74|  7-12     46.15|
| 7.50- 7.99%       28.13| $450,001 - $550,0   2.09|301 - 360 Mth  82.52|241 - 300 Mth   0.62|241 - 300 Mth   1.38| 13-24     26.08|
| 8.00- 8.49%       11.03|                         |361 - 420 Mth   0.67|301 - 360 Mth  82.57|301 - 360 Mth  95.17| 25-36      4.11|
| 8.50- 8.99%       19.14|                         |                    |                    |                    | 37-48      4.15|
| 9.00- 9.49%        5.22|                         |                    |                    |                    | 49-60      2.63|
| 9.50- 9.99%       12.54|                         |                    |                    |                    |                |
|10.00-10.49%        4.83|                         |                    |                    |                    |                |
|10.50-10.99%        6.10|                         |                    |                    |                    |                |
|11.00-11.49%        2.93|                         |                    |                    |                    |                |
|11.50-11.99%        1.31|                         |                    |                    |                    |                |
|12.00-12.49%        1.49|                         |                    |                    |                    |                |
|12.50-12.99%        0.64|                         |                    |                    |                    |                |
|                        |                         |                    |                    |                    |                |
|________________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    28.86|SAN JOSE   8.58|95148   1.76|SFR           94.68|REFINANCE CASH O  45.54| 50.01-60.0   2.24| 50.01-60.0   2.87|
|NY     9.03|LAS VEGA   3.56|91311   1.50|MULTI-FAMILY   1.60|PURCHASE          26.92| 60.01-70.0   7.93| 60.01-70.0   7.29|
|FL     8.00|CORONA     2.15|80303   1.49|CONDO          1.55|DEBT CONSOLIDATI  14.95| 70.01-75.0   4.80| 70.01-75.0   4.80|
|GA     6.46|LOS ANGE   2.15|95121   1.47|TOWNHOUSE      1.35|REFINANCE RATE/T  12.59| 75.01-80.0  25.71| 75.01-80.0  27.02|
|OH     4.93|HONOLULU   1.61|95123   1.35|2 to 4 FAMIL   0.83|                       | 80.01-85.0  18.55| 80.01-85.0  17.24|
|CO     3.74|BOCA RAT   1.52|94513   1.33|                   |                       | 85.01-90.0  15.96| 85.01-90.0  16.67|
|MD     3.60|BROOKLYN   1.50|92587   1.04|                   |                       | 90.01-95.0   7.33| 90.01-95.0   6.62|
|NJ     3.58|BOULDER    1.49|96813   0.94|                   |                       | 95.01-97.0   0.78| 95.01-97.0   1.46|
|NV     3.56|ANTIOCH    1.40|38017   0.88|                   |                       | 97.01-100.  16.70| 97.01-100.  16.02|
|PA     3.02|WHITE PL   1.38|27317   0.85|                   |                       |                  |                  |
|TX     2.71|MARIETTA   1.34|92835   0.85|                   |                       |                  |                  |
|HI     2.40|BRENTWOO   1.33|92610   0.84|                   |                       |                  |                  |
|NC     2.18|CANYON L   1.04|95128   0.84|                   |                       |                  |                  |
|VA     2.05|COLLIERV   0.88|03049   0.84|                   |                       |                  |                  |
|*More 15.89|*More*    70.06|*More* 84.00|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    28.86|500-539   2.20|Missing   0.73|
|NY     9.03|540-559   0.70|400-499   0.77|
|FL     8.00|560-579   2.10|500-539   2.11|
|GA     6.46|580-599   4.44|540-559   3.53|
|OH     4.93|600-619  15.32|560-579   3.68|
|CO     3.74|620-639   9.73|580-599   7.91|
|MD     3.60|640-659  15.97|600-619  10.60|
|NJ     3.58|660-679  18.02|620-639  13.07|
|NV     3.56|680-699  15.47|640-659  18.23|
|PA     3.02|700-719   6.48|660-679  14.62|
|TX     2.71|720-739   2.78|680-699   3.61|
|HI     2.40|740-759   4.54|700-719  10.90|
|NC     2.18|760-779   2.24|720-739   3.63|
|VA     2.05|              |740-759   4.50|
|*More 15.89|              |*More*    2.13|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy       |Doc        |Next Rate Adj Dt|Amort               |Balloon       |Grade     |Rem Prepay Mo|Prepay Pen            |
|________________|___________|________________|____________________|______________|__________|_____________|______________________|
|OWNER PRI  97.96|FULL  66.10|      .    99.33|FIX 15 YR TER   3.40|         86.64|A    70.66|  0     24.18|1% PEN ON 100% O  0.65|
|OWNER 2ND   1.38|NIQ   26.87|SEP2003     0.67|FIX 20 YR TER   0.74|BALLOON  13.36|A-   22.41|  1- 1  15.74|1% PEN ON 100% P  2.17|
|NON-OWNOC   0.66|NIV    4.91|                |FIX 30 YR TER  95.86|              |B     3.34| 19-22   5.68|2% PEN ON 80% OB  0.82|
|                |ALT    2.11|                |                    |              |B-    2.23| 23-26  14.74|5% PEN ON 100% O  5.72|
|                |           |                |                    |              |C     1.36| 27-30   8.28|5% PEN ON 100% P  4.56|
|                |           |                |                    |              |          | 31-35   5.23|5% PEN ON 80% OB  0.70|
|                |           |                |                    |              |          | 36-40   2.21|6 MO INT PEN ON   5.10|
|                |           |                |                    |              |          |*More*  23.93|*More*           80.28|
|________________|___________|________________|____________________|______________|__________|_____________|______________________|

 _________________________________________________________________________________________________________________________________
|Index         |MTR 10/02      |Margins          |1st Rate Cap |Per Rate Cap |Life Floor       |Life Adj Cap      |Look Back      |
|______________|_______________|_________________|_____________|_____________|_________________|__________________|_______________|
|        100.00|  0       99.33| Missing   100.00|   .   100.00|   .   100.00| Missing   100.00| N/A        100.00|  .      100.00|
|              |  7-12     0.67|                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|              |               |                 |             |             |                 |                  |               |
|______________|_______________|_________________|_____________|_____________|_________________|__________________|_______________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet

Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]                    HOUSEHOLD FIRST LIENS as of 9/30/02                      12:44 Friday, November 1, 2002   1
                                             Portfolio Summary Report
                                         Prepared by Goldman, Sachs & Co.

___________________________________________________________________________________________________________________________________
Pg   Pool Classification                            Loans  Principal Balance  Curr WAC  Orig WAM   Am WAM   St WAM   St Age
___________________________________________________________________________________________________________________________________
0001 All Loans                                     27,785  $3,242,950,220.90     9.527    343.95   340.27   330.09    13.87
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                     27,785  $3,242,950,220.90
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:44  PAGE 0001
                         All               All Loans

 _________________________________________________________________________________________________________________________________
|      |                 | Curr|  Orig|      |      |      |      |  1st|  Per|  Life|     |      |    SUB|    SUB|       |       |
| Loans|Principal Balance|  WAC|   WAM|Am WAM|St WAM|PP WAM|St Age|  Cap|  Cap|    Ca|  MTR|Margin|   OLTV|   CLTV|  OFICO|   FICO|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|
|27,785|$3,242,950,220.90|9.527|343.95|340.27|330.09| 16.77| 13.87|2.580|1.130|15.716|11.89| 7.064|  86.52|  85.75|626.964|618.934|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate           |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|_______________________|_________________________|____________________|____________________|____________________|________________|
| 6.00- 6.49%       0.10| $0 - $25,000        0.19|49 - 60 Mths    0.01|7 - 12 Mths     0.00|Missing         0.02|  0         0.00|
| 6.50- 6.99%       0.90| $25,000 - $50,000   4.39|61 - 72 Mths    0.00|13 - 24 Mths    0.00|7 - 12 Mths     0.00|  1- 6     29.88|
| 7.00- 7.49%       2.34| $50,000 - $100,00  24.08|73 - 84 Mths    0.00|25 - 36 Mths    0.00|13 - 24 Mths    0.00|  7-12     30.94|
| 7.50- 7.99%       9.52| $100,000 - $150,0  25.71|85 - 96 Mths    0.01|37 - 48 Mths    0.00|25 - 36 Mths    0.00| 13-24     23.16|
| 8.00- 8.49%       7.40| $150,000 - $200,0  17.46|97 - 108 Mths   0.00|49 - 60 Mths    0.00|37 - 48 Mths    0.01| 25-36      9.38|
| 8.50- 8.99%      19.38| $200,000 - $250,0  11.46|109 - 120 Mth   0.21|61 - 72 Mths    0.01|49 - 60 Mths    0.01| 37-48      5.38|
| 9.00- 9.49%      10.27| $250,001 - $275,0   3.87|121 - 180 Mth   7.65|73 - 84 Mths    0.03|61 - 72 Mths    0.01| 49-60      1.24|
| 9.50- 9.99%      19.00| $275,001 - $350,0   9.13|181 - 240 Mth   1.35|85 - 96 Mths    0.02|73 - 84 Mths    0.03| 61-72      0.02|
|10.00-10.49%       7.90| $350,001 - $450,0   3.65|241 - 300 Mth   0.15|97 - 108 Mths   0.07|85 - 96 Mths    0.03| 73-84      0.00|
|10.50-10.99%      11.38| $450,001 - $550,0   0.07|301 - 360 Mth  90.57|109 - 120 Mth   0.10|97 - 108 Mths   0.07|181-240     0.00|
|11.00-11.49%       4.41|                         |361 - 420 Mth   0.06|121 - 180 Mth   7.65|109 - 120 Mth   0.11|                |
|11.50-11.99%       4.46|                         |                    |181 - 240 Mth   1.33|121 - 180 Mth   1.64|                |
|12.00-12.49%       1.39|                         |                    |241 - 300 Mth   0.18|181 - 240 Mth   1.44|                |
|*More*             1.54|                         |                    |*More*         90.59|*More*         96.62|                |
|_______________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    21.96|CHICAGO    1.68|94509   0.19|SFR           88.44|PURCHASE          44.42| 0.01-50.00   0.87| 0.01-50.00   0.96|
|TX     7.33|HOUSTON    1.47|92126   0.14|CONDO          5.68|REFINANCE CASH O  37.20| 50.01-60.0   1.15| 50.01-60.0   1.28|
|FL     6.28|LOS ANGE   0.99|92069   0.14|2 to 4 FAMIL   3.36|DEBT CONSOLIDATI  10.03| 60.01-70.0   3.49| 60.01-70.0   3.69|
|IL     5.19|SAN DIEG   0.98|30058   0.13|TOWNHOUSE      1.75|REFINANCE RATE/T   7.56| 70.01-75.0   4.39| 70.01-75.0   4.63|
|GA     4.77|SAN JOSE   0.97|95376   0.13|MULTI-FAMILY   0.77|OTHER              0.79| 75.01-80.0  25.57| 75.01-80.0  25.52|
|OH     4.26|DETROIT    0.85|91709   0.13|                   |                       | 80.01-85.0  13.58| 80.01-85.0  13.56|
|MI     4.26|MIAMI      0.84|92592   0.13|                   |                       | 85.01-90.0  22.58| 85.01-90.0  22.32|
|NC     4.08|LAS VEGA   0.65|92691   0.13|                   |                       | 90.01-95.0   9.68| 90.01-95.0   9.75|
|CO     2.62|CHARLOTT   0.57|92336   0.13|                   |                       | 95.01-97.0   0.47| 95.01-97.0   0.71|
|VA     2.54|PHOENIX    0.54|92630   0.12|                   |                       | 97.01-100.  17.97| 97.01-100.  17.39|
|TN     2.42|AURORA     0.53|95123   0.12|                   |                       |100.01-103.   0.19|100.01-103.   0.18|
|NY     2.37|MEMPHIS    0.51|60628   0.12|                   |                       |103.01-105.   0.04|103.01-105.   0.01|
|IN     2.35|ATLANTA    0.50|92563   0.11|                   |                       |105.01-110.   0.01|105.01-110.   0.01|
|WA     2.19|INDIANAP   0.45|94015   0.11|                   |                       |110.01-115.   0.00|                  |
|*More 27.39|*More*    88.46|*More* 98.18|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    21.96|Missing   0.00|Missing   3.28|
|TX     7.33|300-399   0.01|400-499   1.77|
|FL     6.28|400-499   0.05|500-539   7.41|
|IL     5.19|500-539   5.63|540-559   6.88|
|GA     4.77|540-559   5.33|560-579   8.65|
|OH     4.26|560-579   6.50|580-599  10.64|
|MI     4.26|580-599  13.40|600-619  13.04|
|NC     4.08|600-619  14.99|620-639  13.30|
|CO     2.62|620-639  14.40|640-659  12.30|
|VA     2.54|640-659  13.66|660-679   9.08|
|TN     2.42|660-679  10.01|680-699   5.12|
|NY     2.37|680-699   6.69|700-719   3.56|
|IN     2.35|700-719   3.88|720-739   2.19|
|WA     2.19|720-739   2.35|740-759   1.51|
|*More 27.39|*More*    3.08|*More*    1.28|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy       |Doc          |Next Rate Adj Dt|Amort              |Balloon       |Grade    |Rem Prepay Mo|Prepay Pen            |
|________________|_____________|________________|___________________|______________|_________|_____________|______________________|
|OWNER PRI  98.05|FULL    76.30|      .    26.14|1 YEAR CMT     0.03|         94.08|A   63.58|  0     26.95|1% PEN ON 100% O  0.20|
|NON-OWNOC   1.72|NIQ     14.98|SEP2002     0.11|2YR/1 YEAR     0.04|BALLOON   5.92|A-  19.44|  1- 1  24.72|1% PEN ON 100% P  2.44|
|OWNER 2ND   0.23|NIV      7.46|OCT2002     1.43|2YR/2 YEAR     0.00|              |B   10.27| 19-22  11.54|1% PEN ON 80% OB  0.08|
|                |ALT      0.88|NOV2002     1.99|2YR/6 MONTH   53.90|              |B-   4.82| 23-26  10.71|12 MO INT PEN ON  0.34|
|                |24 BANK  0.28|DEC2002     1.64|3YR/6 MONTH   19.49|              |C    0.93| 27-30   7.65|2 MO INT PEN ON   0.00|
|                |OTHER    0.11|JAN2003     2.22|6MO/6 MONTH    0.13|              |C-   0.73| 31-35  11.58|2 MO INT PEN ON   0.04|
|                |             |FEB2003     2.04|FIX 15 YR TER  2.45|              |NG   0.23| 36-40   0.73|2% PEN ON 100% O  0.02|
|                |             |*More*     64.44|*More*        23.96|              |         |*More*   6.12|*More*           96.87|
|________________|_____________|________________|___________________|______________|_________|_____________|______________________|

 __________________________________________________________________________________________________________________________________
|Index                     |MTR 10/02   |Margins         |1st Rate Cap|Per Rate Cap|Life Floor        |Life Adj Cap      |Look Back|
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|
|                     26.29|  0    27.68| Missing   26.31|  .    30.99|  .    28.91| Missing     26.48| N/A         29.98| .  87.28|
|1 YEAR CONSTANT MATU  0.05|  1- 6 11.18| 0.01-3.00  0.09| 1.00   1.63| 1.00  54.35| 0.01-6.00%   0.12|11.00-11.99%  0.00| 9   0.05|
|6 MONTH LIBOR FMNA    2.13|  7-12 10.37| 3.01-5.00  5.15| 1.50   9.87| 1.25   0.01| 6.01-6.50%   0.13|12.00-12.99%  0.42|10   0.56|
|6 MONTH LIBOR FNMA    1.99| 13-24 38.82| 5.01-6.00 15.42| 2.00  10.95| 1.50  15.39| 6.51-7.00%   0.76|13.00-13.99%  5.81|15   0.09|
|6 MONTH LIBOR WSJ    69.53| 25-36 11.92| 6.01-6.50  9.36| 3.00  46.57| 1.58   0.00| 7.01-7.50%   2.77|14.00-14.99% 17.42|30   0.50|
|PROVIDENT W/ROLLBACK  0.01| 37-48  0.02| 6.51-7.00 12.50|            | 2.00   1.16| 7.51-8.00%   6.92|15.00-15.99% 20.54|32   0.06|
|                          | 49-60  0.01| 7.01-7.50  6.44|            | 3.00   0.18| 8.01-8.50%   8.29|16.00-16.99% 15.55|45  11.46|
|                          |240+    0.00| 7.51-8.00  6.29|            |            | 8.51-9.00%  13.17|17.00-17.99%  7.71|         |
|                          |            | 8.01-8.50  5.00|            |            | 9.01-9.50%   9.72|18.00-18.99%  2.24|         |
|                          |            | 8.51-9.00  4.82|            |            | 9.51-10.00% 12.13|19.00-19.99%  0.29|         |
|                          |            | 9.01-9.50  3.51|            |            |10.01-10.50%  6.68|20.00+        0.03|         |
|                          |            | 9.51-10.0  2.45|            |            |10.51-11.00%  6.49|                  |         |
|                          |            |10.01-10.5  1.41|            |            |11.01+        6.35|                  |         |
|                          |            |10.51-11.0  0.69|            |            |                  |                  |         |
|                          |            |*More*      0.55|            |            |                  |                  |         |
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]                    HOUSEHOLD FIRST LIENS as of 9/30/02                      12:52 Friday, November 1, 2002   1
                                             Portfolio Summary Report
                                         Prepared by Goldman, Sachs & Co.

___________________________________________________________________________________________________________________________________
Pg   Pool Classification                            Loans  Principal Balance  Curr WAC  Orig WAM   Am WAM   St WAM   St Age
___________________________________________________________________________________________________________________________________
0001 CONFORMING                                    26,937  $2,951,287,565.72     9.599    342.84   339.56   328.69    14.15
0002 NON CONFORMING                                   848    $291,662,655.18     8.804    355.19   347.53   344.22    10.97
___________________________________________________________________________________________________________________________________
*** TOTALS ***                                     27,785  $3,242,950,220.90
___________________________________________________________________________________________________________________________________


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:52  PAGE 0001
                         All               CONFORMING

 _________________________________________________________________________________________________________________________________
|      |                 | Curr|  Orig|      |      |      |      |  1st|  Per|  Life|     |      |    SUB|    SUB|       |       |
| Loans|Principal Balance|  WAC|   WAM|Am WAM|St WAM|PP WAM|St Age|  Cap|  Cap|    Ca|  MTR|Margin|   OLTV|   CLTV|  OFICO|   FICO|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|
|26,937|$2,951,287,565.72|9.599|342.84|339.56|328.69| 16.74| 14.15|2.574|1.129|15.783|11.63| 7.129|  86.59|  85.80|625.579|617.509|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate           |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|_______________________|_________________________|____________________|____________________|____________________|________________|
| 6.00- 6.49%       0.11| $0 - $25,000        0.21|49 - 60 Mths    0.01|7 - 12 Mths     0.00|Missing         0.02|  0         0.00|
| 6.50- 6.99%       0.82| $25,000 - $50,000   4.82|61 - 72 Mths    0.00|13 - 24 Mths    0.00|7 - 12 Mths     0.00|  1- 6     29.67|
| 7.00- 7.49%       2.04| $50,000 - $100,00  26.46|73 - 84 Mths    0.00|25 - 36 Mths    0.00|13 - 24 Mths    0.00|  7-12     30.04|
| 7.50- 7.99%       8.31| $100,000 - $150,0  28.25|85 - 96 Mths    0.01|37 - 48 Mths    0.00|25 - 36 Mths    0.00| 13-24     23.33|
| 8.00- 8.49%       6.90| $150,000 - $200,0  19.19|97 - 108 Mths   0.00|49 - 60 Mths    0.00|37 - 48 Mths    0.01| 25-36      9.85|
| 8.50- 8.99%      18.95| $200,000 - $250,0  12.58|109 - 120 Mth   0.23|61 - 72 Mths    0.01|49 - 60 Mths    0.01| 37-48      5.76|
| 9.00- 9.49%      10.27| $250,001 - $275,0   4.25|121 - 180 Mth   8.15|73 - 84 Mths    0.03|61 - 72 Mths    0.01| 49-60      1.32|
| 9.50- 9.99%      19.60| $275,001 - $350,0   4.12|181 - 240 Mth   1.47|85 - 96 Mths    0.03|73 - 84 Mths    0.04| 61-72      0.02|
|10.00-10.49%       8.39| $350,001 - $450,0   0.13|241 - 300 Mth   0.17|97 - 108 Mths   0.08|85 - 96 Mths    0.03| 73-84      0.00|
|10.50-10.99%      11.93|                         |301 - 360 Mth  89.92|109 - 120 Mth   0.11|97 - 108 Mths   0.08|181-240     0.00|
|11.00-11.49%       4.72|                         |361 - 420 Mth   0.05|121 - 180 Mth   8.14|109 - 120 Mth   0.12|                |
|11.50-11.99%       4.79|                         |                    |181 - 240 Mth   1.45|121 - 180 Mth   1.76|                |
|12.00-12.49%       1.50|                         |                    |241 - 300 Mth   0.19|181 - 240 Mth   1.55|                |
|*More*             1.66|                         |                    |*More*         89.94|*More*         96.38|                |
|_______________________|_________________________|____________________|____________________|____________________|________________|

 __________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    19.19|CHICAGO    1.79|30058   0.14|SFR           88.03|PURCHASE          43.83| 0.01-50.00   0.94| 0.01-50.00   1.04|
|TX     7.72|HOUSTON    1.56|92592   0.14|CONDO          5.82|REFINANCE CASH O  37.58| 50.01-60.0   1.17| 50.01-60.0   1.29|
|FL     6.55|SAN DIEG   0.96|92126   0.14|2 to 4 FAMIL   3.63|DEBT CONSOLIDATI  10.04| 60.01-70.0   3.46| 60.01-70.0   3.70|
|IL     5.39|DETROIT    0.92|92336   0.14|TOWNHOUSE      1.79|REFINANCE RATE/T   7.70| 70.01-75.0   4.51| 70.01-75.0   4.75|
|GA     4.87|LOS ANGE   0.88|94509   0.14|MULTI-FAMILY   0.73|OTHER              0.85| 75.01-80.0  25.33| 75.01-80.0  25.20|
|MI     4.50|MIAMI      0.88|60628   0.13|                   |                       | 80.01-85.0  13.15| 80.01-85.0  13.22|
|OH     4.48|LAS VEGA   0.60|92563   0.12|                   |                       | 85.01-90.0  22.28| 85.01-90.0  21.97|
|NC     4.27|CHARLOTT   0.59|91342   0.12|                   |                       | 90.01-95.0   9.87| 90.01-95.0   9.95|
|TN     2.60|PHOENIX    0.57|91709   0.12|                   |                       | 95.01-97.0   0.48| 95.01-97.0   0.75|
|CO     2.51|AURORA     0.55|95376   0.12|                   |                       | 97.01-100.  18.54| 97.01-100.  17.93|
|IN     2.51|MEMPHIS    0.54|92114   0.12|                   |                       |100.01-103.   0.20|100.01-103.   0.19|
|VA     2.39|ATLANTA    0.48|48219   0.11|                   |                       |103.01-105.   0.05|103.01-105.   0.01|
|NY     2.37|INDIANAP   0.48|60620   0.11|                   |                       |105.01-110.   0.01|105.01-110.   0.01|
|WA     2.18|DENVER     0.46|30349   0.11|                   |                       |110.01-115.   0.00|                  |
|*More 28.46|*More*    88.74|*More* 98.24|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    19.19|Missing   0.01|Missing   3.24|
|TX     7.72|300-399   0.02|400-499   1.85|
|FL     6.55|400-499   0.05|500-539   7.78|
|IL     5.39|500-539   5.95|540-559   7.10|
|GA     4.87|540-559   5.63|560-579   8.90|
|MI     4.50|560-579   6.74|580-599  10.73|
|OH     4.48|580-599  13.72|600-619  13.27|
|NC     4.27|600-619  14.91|620-639  13.09|
|TN     2.60|620-639  14.28|640-659  11.82|
|CO     2.51|640-659  13.42|660-679   8.85|
|IN     2.51|660-679   9.73|680-699   5.16|
|VA     2.39|680-699   6.41|700-719   3.37|
|NY     2.37|700-719   3.80|720-739   2.15|
|WA     2.18|720-739   2.40|740-759   1.40|
|*More 28.46|*More*    2.95|*More*    1.28|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy       |Doc          |Next Rate Adj Dt|Amort               |Balloon      |Grade    |Rem Prepay Mo|Prepay Pen            |
|________________|_____________|________________|____________________|_____________|_________|_____________|______________________|
|OWNER PRI  97.97|FULL    77.87|      .    27.13|1 YEAR CMT      0.03|        93.71|A   62.64|  0     27.55|1% PEN ON 100% O  0.21|
|NON-OWNOC   1.82|NIQ     13.52|SEP2002     0.11|2YR/1 YEAR      0.04|BALLOON  6.29|A-  19.39|  1- 1  24.10|1% PEN ON 100% P  2.54|
|OWNER 2ND   0.22|NIV      7.39|OCT2002     1.46|2YR/2 YEAR      0.00|             |B   10.88| 19-22  11.21|1% PEN ON 80% OB  0.09|
|                |ALT      0.86|NOV2002     2.11|2YR/6 MONTH    53.26|             |B-   5.08| 23-26  10.61|12 MO INT PEN ON  0.36|
|                |24 BANK  0.23|DEC2002     1.68|3YR/6 MONTH    19.12|             |C    0.98| 27-30   7.65|2 MO INT PEN ON   0.01|
|                |OTHER    0.12|JAN2003     2.32|6MO/6 MONTH     0.13|             |C-   0.79| 31-35  12.04|2 MO INT PEN ON   0.04|
|                |             |FEB2003     2.14|FIX 15 YR TER   2.64|             |NG   0.24| 36-40   0.76|2% PEN ON 100% O  0.02|
|                |             |*More*     63.06|*More*         24.77|             |         |*More*   6.08|*More*           96.73|
|________________|_____________|________________|____________________|_____________|_________|_____________|______________________|

 __________________________________________________________________________________________________________________________________
|Index                     |MTR 10/02   |Margins         |1st Rate Cap|Per Rate Cap|Life Floor        |Life Adj Cap      |Look Back|
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|
|                     27.29|  0    28.70| Missing   27.32|  .    32.12|  .    29.99| Missing     27.48| N/A         31.05| .  87.21|
|1 YEAR CONSTANT MATU  0.05|  1- 6 11.49| 0.01-3.00  0.08| 1.00   1.60| 1.00  53.76| 0.01-6.00%   0.13|11.00-11.99%  0.00| 9   0.04|
|6 MONTH LIBOR FMNA    2.18|  7-12 10.43| 3.01-5.00  4.65| 1.50   9.50| 1.25   0.01| 6.01-6.50%   0.12|12.00-12.99%  0.38|10   0.61|
|6 MONTH LIBOR FNMA    2.06| 13-24 37.80| 5.01-6.00 14.37| 2.00  11.48| 1.50  14.83| 6.51-7.00%   0.71|13.00-13.99%  5.08|15   0.10|
|6 MONTH LIBOR WSJ    68.41| 25-36 11.55| 6.01-6.50  9.28| 3.00  45.31| 1.58   0.00| 7.01-7.50%   2.29|14.00-14.99% 16.26|30   0.54|
|PROVIDENT W/ROLLBACK  0.01| 37-48  0.02| 6.51-7.00 12.21|            | 2.00   1.21| 7.51-8.00%   6.13|15.00-15.99% 20.39|32   0.07|
|                          | 49-60  0.01| 7.01-7.50  6.34|            | 3.00   0.19| 8.01-8.50%   7.59|16.00-16.99% 15.99|45  11.44|
|                          |240+    0.00| 7.51-8.00  6.49|            |            | 8.51-9.00%  12.94|17.00-17.99%  8.08|         |
|                          |            | 8.01-8.50  5.10|            |            | 9.01-9.50%   9.56|18.00-18.99%  2.39|         |
|                          |            | 8.51-9.00  5.07|            |            | 9.51-10.00% 12.45|19.00-19.99%  0.32|         |
|                          |            | 9.01-9.50  3.67|            |            |10.01-10.50%  7.04|20.00+        0.04|         |
|                          |            | 9.51-10.0  2.62|            |            |10.51-11.00%  6.78|                  |         |
|                          |            |10.01-10.5  1.48|            |            |11.01+        6.78|                  |         |
|                          |            |10.51-11.0  0.73|            |            |                  |                  |         |
|                          |            |*More*      0.57|            |            |                  |                  |         |
|__________________________|____________|________________|____________|____________|__________________|__________________|_________|


Disclaimer:

Copyright(C)2001 by Goldman, Sachs & Co.

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

[GOLDMAN SACHS LOGO]     Project:          HOUSEHOLD FIRST LIENS as of 9/30/02                   November 1, 2002  12:52  PAGE 0002
                         All               NON CONFORMING

 _________________________________________________________________________________________________________________________________
|      |                 | Curr|  Orig|      |      |      |      |  1st|  Per|  Life|     |      |    SUB|    SUB|       |       |
| Loans|Principal Balance|  WAC|   WAM|Am WAM|St WAM|PP WAM|St Age|  Cap|  Cap|    Ca|  MTR|Margin|   OLTV|   CLTV|  OFICO|   FICO|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|
|   848|  $291,662,655.18|8.804|355.19|347.53|344.22| 17.14| 10.97|2.629|1.138|15.141|14.51| 6.492|  85.84|  85.24|640.975|633.421|
|______|_________________|_____|______|______|______|______|______|_____|_____|______|_____|______|_______|_______|_______|_______|

 _________________________________________________________________________________________________________________________________
|Current Rate           |Principal Balance        |Orig Term           |Rem Term 10/02      |AM WAM              |Age 10/02       |
|_______________________|_________________________|____________________|____________________|____________________|________________|
| 6.50- 6.99%       1.72| $200,000 - $250,0   0.08|121 - 180 Mth   2.60|121 - 180 Mth   2.60|109 - 120 Mth   0.08|  1- 6     32.05|
| 7.00- 7.49%       5.47| $275,001 - $350,0  59.83|181 - 240 Mth   0.12|181 - 240 Mth   0.12|121 - 180 Mth   0.44|  7-12     40.03|
| 7.50- 7.99%      21.68| $350,001 - $450,0  39.26|301 - 360 Mth  97.17|241 - 300 Mth   0.10|181 - 240 Mth   0.35| 13-24     21.40|
| 8.00- 8.49%      12.53| $450,001 - $550,0   0.83|361 - 420 Mth   0.11|301 - 360 Mth  97.18|241 - 300 Mth   0.45| 25-36      4.55|
| 8.50- 8.99%      23.71|                         |                    |                    |301 - 360 Mth  98.69| 37-48      1.55|
| 9.00- 9.49%      10.29|                         |                    |                    |                    | 49-60      0.43|
| 9.50- 9.99%      12.95|                         |                    |                    |                    |                |
|10.00-10.49%       2.86|                         |                    |                    |                    |                |
|10.50-10.99%       5.79|                         |                    |                    |                    |                |
|11.00-11.49%       1.18|                         |                    |                    |                    |                |
|11.50-11.99%       1.11|                         |                    |                    |                    |                |
|12.00-12.49%       0.35|                         |                    |                    |                    |                |
|12.50-12.99%       0.36|                         |                    |                    |                    |                |
|                       |                         |                    |                    |                    |                |
|_______________________|_________________________|____________________|____________________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Geography  |City           |Zip         |Property Type      |Purpose                |Sub OLTV          |Sub CLTV          |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|
|CA    49.97|SAN JOSE   6.50|94015   0.99|SFR           92.63|PURCHASE          50.41| 0.01-50.00   0.12| 0.01-50.00   0.12|
|VA     4.03|LOS ANGE   2.10|95127   0.94|CONDO          4.29|REFINANCE CASH O  33.36| 50.01-60.0   0.86| 50.01-60.0   1.15|
|CO     3.66|DALY CIT   1.60|95122   0.82|TOWNHOUSE      1.39|DEBT CONSOLIDATI   9.87| 60.01-70.0   3.76| 60.01-70.0   3.55|
|GA     3.66|SAN DIEG   1.18|95121   0.71|MULTI-FAMILY   1.15|REFINANCE RATE/T   6.13| 70.01-75.0   3.23| 70.01-75.0   3.34|
|FL     3.57|LAS VEGA   1.18|94509   0.70|2 to 4 FAMIL   0.54|OTHER              0.23| 75.01-80.0  27.99| 75.01-80.0  28.74|
|TX     3.35|SAN FRAN   0.95|94503   0.70|                   |                       | 80.01-85.0  17.86| 80.01-85.0  17.03|
|MD     3.22|LONG BEA   0.93|94513   0.67|                   |                       | 85.01-90.0  25.64| 85.01-90.0  25.87|
|IL     3.11|TRACY      0.84|92691   0.64|                   |                       | 90.01-95.0   7.78| 90.01-95.0   7.77|
|NY     2.39|CORONA     0.81|94014   0.61|                   |                       | 95.01-97.0   0.35| 95.01-97.0   0.37|
|WA     2.34|ANTIOCH    0.81|75034   0.60|                   |                       | 97.01-100.  12.29| 97.01-100.  11.94|
|NC     2.12|MISSION    0.74|95630   0.60|                   |                       |100.01-103.   0.11|100.01-103.   0.11|
|OH     2.07|ANAHEIM    0.72|92630   0.59|                   |                       |                  |                  |
|MI     1.81|ATLANTA    0.72|95111   0.59|                   |                       |                  |                  |
|NJ     1.64|EL CAJON   0.71|91001   0.58|                   |                       |                  |                  |
|*More 13.05|*More*    80.21|*More* 90.26|                   |                       |                  |                  |
|___________|_______________|____________|___________________|_______________________|__________________|__________________|

(TABLE CONTINUED)
 _________________________________________
|Geography  |OFICO         |SEP 2002 FICO |
|___________|______________|______________|
|CA    49.97|500-539   2.39|Missing   3.68|
|VA     4.03|540-559   2.33|400-499   0.90|
|CO     3.66|560-579   4.09|500-539   3.66|
|GA     3.66|580-599  10.18|540-559   4.62|
|FL     3.57|600-619  15.83|560-579   6.07|
|TX     3.35|620-639  15.57|580-599   9.77|
|MD     3.22|640-659  16.13|600-619  10.81|
|IL     3.11|660-679  12.89|620-639  15.39|
|NY     2.39|680-699   9.58|640-659  17.14|
|WA     2.34|700-719   4.75|660-679  11.40|
|NC     2.12|720-739   1.85|680-699   4.70|
|OH     2.07|740-759   2.39|700-719   5.52|
|MI     1.81|760-779   1.57|720-739   2.50|
|NJ     1.64|780-849   0.46|740-759   2.55|
|*More 13.05|              |*More*    1.29|
|___________|______________|______________|

 _________________________________________________________________________________________________________________________________
|Occupancy       |Doc          |Next Rate Adj Dt|Amort               |Balloon      |Grade    |Rem Prepay Mo|Prepay Pen            |
|________________|_____________|________________|____________________|_____________|_________|_____________|______________________|
|OWNER PRI  98.94|FULL    60.34|      .    16.08|2YR/6 MONTH    60.38|        97.84|A   73.07|  0     20.88|1% PEN ON 100% O  0.10|
|NON-OWNOC   0.71|NIQ     29.76|SEP2002     0.11|3YR/6 MONTH    23.20|BALLOON  2.16|A-  20.01|  1- 1  31.00|1% PEN ON 100% P  1.44|
|OWNER 2ND   0.35|NIV      8.12|OCT2002     1.19|6MO/6 MONTH     0.13|             |B    4.08| 19-22  14.89|12 MO INT PEN ON  0.11|
|                |ALT      1.05|NOV2002     0.79|FIX 15 YR TER   0.55|             |B-   2.16| 23-26  11.68|2% PEN ON 100% P  0.37|
|                |24 BANK  0.74|DEC2002     1.26|FIX 20 YR TER   0.12|             |C    0.45| 27-30   7.65|2% PEN ON 80% OB  0.13|
|                |             |JAN2003     1.23|FIX 30 YR TER  15.52|             |C-   0.11| 31-35   6.93|3 MO INT PEN ON   0.14|
|                |             |FEB2003     0.97|MISC ADJUSTME   0.11|             |NG   0.12| 36-40   0.47|3% PEN ON 100% P  0.26|
|                |             |*More*     78.36|                    |             |         |*More*   6.49|*More*           97.45|
|________________|_____________|________________|____________________|_____________|_________|_____________|______________________|

 _________________________________________________________________________________________________________________________________
|Index                   |MTR 10/02  |Margins         |1st Rate Cap|Per Rate Cap|Life Floor        |Life Adj Cap       | Look Back|
|________________________|___________|________________|____________|____________|__________________|___________________|__________|
|                   16.19| 0    17.38| Missing   16.19|  .    19.52|  .    17.97| Missing     16.29| N/A          19.14|  .  87.92|
|6 MONTH LIBOR FMNA  1.64| 1- 6  8.04| 0.01-3.00  0.11| 1.00   1.92| 1.00  60.31| 6.01-6.50%   0.22|12.00-12.99%   0.79|  9   0.11|
|6 MONTH LIBOR FNMA  1.29| 7-12  9.78| 3.01-5.00 10.25| 1.50  13.60| 1.50  21.00| 6.51-7.00%   1.25|13.00-13.99%  13.19| 10   0.12|
|6 MONTH LIBOR WSJ  80.88|13-24 49.12| 5.01-6.00 26.05| 2.00   5.63| 2.00   0.60| 7.01-7.50%   7.52|14.00-14.99%  29.11| 30   0.11|
|                        |25-36 15.68| 6.01-6.50 10.18| 3.00  59.33| 3.00   0.11| 7.51-8.00%  14.97|15.00-15.99%  22.06| 45  11.74|
|                        |           | 6.51-7.00 15.39|            |            | 8.01-8.50%  15.46|16.00-16.99%  11.06|          |
|                        |           | 7.01-7.50  7.39|            |            | 8.51-9.00%  15.45|17.00-17.99%   3.96|          |
|                        |           | 7.51-8.00  4.30|            |            | 9.01-9.50%  11.33|18.00-18.99%   0.69|          |
|                        |           | 8.01-8.50  3.91|            |            | 9.51-10.00%  8.87|                   |          |
|                        |           | 8.51-9.00  2.31|            |            |10.01-10.50%  3.02|                   |          |
|                        |           | 9.01-9.50  1.93|            |            |10.51-11.00%  3.64|                   |          |
|                        |           | 9.51-10.0  0.72|            |            |11.01+        1.97|                   |          |
|                        |           |10.01-10.5  0.68|            |            |                  |                   |          |
|                        |           |10.51-11.0  0.22|            |            |                  |                   |          |
|                        |           |*More*      0.37|            |            |                  |                   |          |
|________________________|___________|________________|____________|____________|__________________|___________________|__________|


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